UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): February 27, 2003

LUCENT TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11639 (Commission File Number)	22-3408857 (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey (Address of principal executive offices)	07974 (Zip Code)

(908) 582-8500
(Registrant's telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On February 27, 2003, the registrant issued the press release attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 27, 2003                                                  LUCENT TECHNOLOGIES INC.

                                                                                                By:  /s/ Richard J. Rawson
                                                                                                        Richard J. Rawson,
                                                                                                       Senior Vice President, General Counsel
                                                                                                       and Secretary

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Press release dated February 27, 2003.